TOTAL NUMBER OF
                                                              PAGES INCLUDED IN
                                                              THIS REPORT IS 36.


                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (Date of Earliest Event Reported):

                                APRIL 24, 1995





                         Commission file number 1-5110


                          BERGEN BRUNSWIG CORPORATION
                          ---------------------------
             (Exact name of registrant as specified in its charter)


     NEW JERSEY                                                       22-1444512
- -------------------------------                              -------------------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)


4000 Metropolitan Drive, Orange, California                           92668-3510
- -------------------------------------------                         ------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code     (714) 385-4000
                                                       --------------




EXHIBIT INDEX FOUND ON PAGE 2.

Item 5.        Other Events.
               ------------

    In response to a request for additional financial information relative to the Bergen Brunswig Corporation and subsidiaries (the "Company") 1994 fiscal year, Exhibits 99.1 and 99.2 are attached hereto and are incorporated herein by reference.

    On January 26, 1995, the Company declared a 5% stock dividend on the Corporation's Class A Common Stock payable March 1, 1995 to shareowners of record on February 6, 1995. Average shares outstanding and all per share amounts included in the accompanying "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("M,D&A") and consolidated financial statements ("Financial Statements") and notes to consolidated financial statements ("Notes") are based on the increased numbers of shares giving retroactive effect to the stock dividend.

    With the exception of the first paragraph of Exhibit 99.1 and adjustments relating to the above-mentioned stock dividend, the text of Exhibit 99.1 is identical to the text of the Company's M,D&A as set forth in the Company's Annual Report on Form 10-K for the year ended September 30, 1994 (the "10-K").

    The Financial Statements, Notes and Independent Auditors' Report ("Report") set forth in Exhibit 99.2 are identical to the comparable items in the 10-K, except that (i) subsequent event Note 14 has been added and Note 5 has been revised to refer to the above-mentioned stock dividend, (ii) share and per share data in the Financial Statements and Notes have been revised to reflect the above-mentioned stock dividend, (iii) the Statements of Consolidated Earnings and Retained Earnings and the Statements of Consolidated Cash Flows have been revised to present information for the one month ended September 30, 1993 and certain conforming changes with respect to such one-month period have been made in the Notes and Report and (iv) certain date references have been added in the Report. Results of operations and certain cash flow information for the one month ended September 30, 1993 were previously disclosed by the Company in Note 1 of Notes to Consolidated Financial Statements set forth in the Form 10-K.



Item 7(c).     Exhibits.
               --------
                                                                         Page
                                                                         ----
  99.1   Management's Discussion and Analysis of Financial
         Condition and Results of Operations                               5

               --------
                                                                         Page
                                                                         ----
  99.2 Consolidated Financial Statements of the Company as follows:

         (a)  Statements of Consolidated Earnings and
              Retained Earnings for the Year Ended
              September 30, 1994, for the One Month
              Ended September 30, 1993 and for the
              Years Ended August 31, 1993 and 1992                        12

         (b)  Consolidated Balance Sheets, September
              30, 1994 and August 31, 1993                                13

         (c)  Statements of Consolidated Cash Flows for
              the Year Ended September 30, 1994, for
              the One Month Ended September 30, 1993
              and for the Years Ended August 31, 1993
              and 1992                                                    15

         (d)  Notes to Consolidated Financial Statements                  16

         (e)  Independent Auditors' Report                                36

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BERGEN BRUNSWIG CORPORATION



                                       By: /s/  Neil F. Dimick
                                          --------------------------------------
                                          Neil F. Dimick
                                          Executive Vice President,
                                          Chief Financial Officer



Date:  April 24, 1995



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